EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald G. Bauer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K of Secure Luggage Solutions, Inc. for the period ended December 31, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Secure Luggage Solutions, Inc.

Dated: October 21, 2014	By:	/s/ Donald G. Bauer
Donald G. Bauer
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Secure Luggage Solutions Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Secure Luggage Solutions Inc. and will be retained by Secure Luggage Solutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.